UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

SCHEDULE 14A

________________________________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Pyrophyte Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PYROPHYTE ACQUISITION CORP.
3262 Westheimer Road
Suite 706
Houston, Texas 77098

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
PYROPHYTE ACQUISITION CORP.

Dear Shareholders of Pyrophyte Acquisition Corp.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Pyrophyte,” “we,” “us” or “our”), to be held on [•], 2026, at [•] [a]/[p].m., Eastern Time, at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The accompanying proxy statement is dated [•], 2026, and is first being mailed to shareholders of the Company on or about [•], 2026.

Please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement, to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from April 29, 2026 (the “Current Outside Date”) to April 29, 2027 (or such earlier date as determined by the Board (as defined below) and included in a public announcement, the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”); and

(b)    as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully. The Extension Proposal and Adjournment Proposal are not conditioned on the approval of any other proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, “FOR” THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Proposal is to provide us with more time to complete our proposed business combination with Sio Silica Corporation (“Sio”). On November 13, 2023, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with Sio, Sio Silica Incorporated, a newly-formed Alberta corporation formed solely for the purpose of engaging in the Sio Business Combination (as defined below) (“Sio Newco”) and Snowbank NewCo Alberta ULC, a wholly-owned subsidiary of Pyrophyte (“Pyrophyte Newco”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) Pyrophyte will transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as revised) and continue as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta) (such continuation, the “Domestication”), (ii) following the Domestication,

Pyrophyte will amalgamate with Sio Newco (the “SPAC Amalgamation”), with Sio Newco surviving the SPAC Amalgamation (“Pubco”) in accordance with the terms of a Plan of Arrangement (the “Plan of Arrangement”), and (iii) Sio and Pyrophyte Newco will amalgamate (the “Sio Amalgamation” and together with the SPAC Amalgamation, the “Amalgamations”), with Sio surviving the Sio Amalgamation as a wholly-owned subsidiary of Pubco and such entity will continue the business operations currently undertaken by Sio. The Amalgamations, together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, are referred to herein as the “Sio Business Combination.”

On February 16, 2024, Sio’s initial permit application for the Vivian sand extraction project was denied by the Manitoba government. On November 12, 2024, the Company, Sio, Sio Newco, and Pyrophyte Newco entered into the First Amendment to the Business Combination Agreement to extend the date by which the Sio Business Combination must occur (the “Business Combination Outside Date”) from November 12, 2024 to December 31, 2024. On December 31, 2024, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Second Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from December 31, 2024 to April 30, 2025. On April 11, 2025, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Third Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from April 30, 2025 to December 31, 2025. On October 16, 2025, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Fourth Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from December 31, 2025 to April 29, 2026. On March 13, 2026, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Fifth Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from April 29, 2026 to April 29, 2027.

While we and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Sio Business Combination, including obtaining the requisite permits and completing the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, our board of directors (the “Board”) has determined that there will not be sufficient time before the Current Outside Date to hold a special meeting to obtain shareholder approval of, and to consummate, the Sio Business Combination. Our Board believes that the Sio Business Combination is compelling and in the best interests of our shareholders. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete a business combination to the Extended Date. If the Extension Amendment is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Sio Business Combination.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to loan the Company an amount equal to the lesser of (i) $0.05 per public share outstanding after redemptions and (ii) $75,698 for each calendar month beginning on April 29, 2026 until the Extended Date, up to a maximum aggregate amount of $908,376 (each, a “Fourth Extension Contribution” and each date on which a Fourth Extension Contribution is to be deposited into the Trust Account, a “Contribution Date”). The Fourth Extension Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Sponsor (the “Fourth Extension Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). If the Company does not consummate an initial business combination by the stated maturity date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Fourth Extension Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Fourth Extension Contribution will occur if the Extension Proposal is not approved, or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make a Fourth Extension Contribution will terminate.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) that was consummated on October 29, 2021 (the “IPO”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A ordinary shares, par value $0.0001 per share, initially issued as part of the units in the IPO (the “Class A Ordinary Shares” or “public shares”), regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of shareholders, and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Based upon the amount held in the Trust Account as of the date of this proxy statement, which was approximately $[•] (including interest not previously released to Pyrophyte to pay its taxes, an aggregate of $1.92 million of First Extension Contributions (as defined herein), an aggregate of $1.08 million of Second Extension Contributions (as defined herein) and an aggregate of $[908,372.40] Third Extension Contributions (as defined herein)), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting.

The Company’s units, public shares and public warrants are currently traded on the over-the-counter market and are listed on the OTC Pink tier of the OTC Marketplace under the symbols “PHYUF”, “PHYTF” and “PHYWF”, respectively. The closing price of the Company’s units, public shares and public warrants on the Record Date (as defined herein) was $[•], $[•] and $[•], respectively.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [•], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental”), that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

If the Extension is not approved and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 29, 2026 or by the applicable deadline as determined in accordance with our Articles.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon are voted at the Extraordinary General Meeting.

The Board has fixed the close of business on [•], 2026 as the record date for the Extraordinary General Meeting (the “Record Date”). Only shareholders of record on [•], 2026 are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments and/or postponements thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on the Sio Business Combination or any other initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on our initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

All Pyrophyte shareholders are cordially invited to attend the Extraordinary General Meeting at the offices of Perkins Coie LLP. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Class A Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on any of the proposals.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

On behalf of our board of directors, we would like to thank you for your support of Pyrophyte Acquisition Corp.

[•], 2026

By Order of the Board,

Bernard J. Duroc-Danner Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST, INCLUDING THE NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE

EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated [•], 2026
and is first being mailed to our shareholders with the form of proxy on or about [•], 2026.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Company’s board of directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF
PYROPHYTE ACQUISITION CORP.

TO BE HELD ON [•], 2026

Dear Shareholders of Pyrophyte Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Pyrophyte Acquisition Corp., a Cayman Islands exempted company (the “Company”), will be held on [•], 2026, at [•] [a]/[p].m., Eastern Time, at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York 10036, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from April 29, 2026 (the “Current Outside Date”) to April 29, 2027 (or such earlier date as determined by the Board (as defined below) and included in a public announcement, the “Extended Date”) (the “Extension,” and such proposal, the “Extension Proposal”); and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to provide us with more time to complete our proposed business combination with Sio Silica Corporation (“Sio”). On November 13, 2023, we entered into a business combination agreement (as amended, the “Business Combination Agreement”) with Sio, Sio Silica Incorporated, a newly-formed Alberta corporation formed solely for the purpose of engaging in the Sio Business Combination (as defined below) (“Sio Newco”) and Snowbank NewCo Alberta ULC, a wholly-owned subsidiary of Pyrophyte (“Pyrophyte Newco”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) Pyrophyte will transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as revised) and continue as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta) (such continuation, the “Domestication”), (ii) following the Domestication, Pyrophyte will amalgamate with Sio Newco (the “SPAC Amalgamation”), with Sio Newco surviving the SPAC Amalgamation (“Pubco”) in accordance with the terms of a Plan of Arrangement (the “Plan of Arrangement”), and (iii) Sio and Pyrophyte Newco will amalgamate (the “Sio Amalgamation” and together with the SPAC Amalgamation, the “Amalgamations”), with Sio surviving the Sio Amalgamation as a wholly-owned subsidiary of Pubco and such entity will continue the business operations currently undertaken by Sio. The Amalgamations, together with the other transactions contemplated by the Business Combination Agreement, the Plan of Arrangement and all other agreements, certificates and instruments entered into in connection therewith, are referred to herein as the “Sio Business Combination.”

On February 16, 2024, Sio’s initial permit application for the Vivian sand extraction project was denied by the Manitoba government. On November 12, 2024, the Company, Sio, Sio Newco, and Pyrophyte Newco entered into the First Amendment to the Business Combination Agreement to extend the date by which the Sio Business Combination must occur (the “Business Combination Outside Date”) from November 12, 2024 to December 31, 2024. On December 31, 2024, the Company, Sio, Sio Newco, and Pyrophyte Newco entered into the Second Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from December 31, 2024 to April 30, 2025. On April 11, 2025, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Third Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from April 30, 2025 to December 31, 2025. On October 16, 2025, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Fourth Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from December 31, 2025 to April 29, 2026. On March 13, 2026, the Company, Sio, Sio Newco and Pyrophyte Newco entered into the Fifth Amendment to the Business Combination Agreement to further extend the Business Combination Outside Date from April 29, 2026 to April 29, 2027.

While we and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Sio Business Combination, including obtaining the requisite permits and completing the necessary filings with the U.S. Securities and Exchange Commission (the “SEC”) related to the transaction, our board of directors (the “Board”) has determined that there will not be sufficient time before the Current Outside Date to hold a special meeting to obtain shareholder approval of, and to consummate, the Sio Business Combination. Our Board believes that the Sio Business Combination is compelling and in the best interests of our shareholders. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete a business combination to the Extended Date. If the Extension Amendment is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Sio Business Combination.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to loan the Company an amount equal to the lesser of (i) $0.05 per public share outstanding after redemptions and (ii) $75,698 for each calendar month beginning on April 29, 2026 until the Extended Date, up to a maximum aggregate amount of $908,376 (each, a “Fourth Extension Contribution” and each date on which a Fourth Extension Contribution is to be deposited into the Trust Account, a “Contribution Date”). The Fourth Extension Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Sponsor (the “Fourth Extension Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). If the Company does not consummate an initial business combination by the stated maturity date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Fourth Extension Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Fourth Extension Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make a Fourth Extension Contribution will terminate.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the initial public offering (the “IPO”), including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding Class A Ordinary Shares, par value $0.0001 per share, initially issued as part of the units in the IPO (the “public shares”), regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. If the Extension is approved by the requisite vote of shareholders, and the Extension is implemented, the remaining public shareholders will retain their right to redeem their public shares upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Articles, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, [•], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent (“Continental”), that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

If the Extension is not approved and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Company’s sponsor is Pyrophyte Acquisition LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Ordinary Shares”) that were previously classified as Class B Ordinary Shares (as defined below) (“Founder Shares”) or shares underlying the Private Placement Warrants (as defined below) held by it or them, as applicable, if the Company fails to complete an initial business combination by April 29, 2026, or by the applicable deadline as determined in accordance with our Articles, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 29, 2026 or by the applicable deadline as determined in accordance with our Articles.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.25 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.25 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor does it apply to any claims under our indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Based upon the amount held in the Trust Account as of the date of this proxy statement, which was approximately $[•] (including interest not previously released to Pyrophyte to pay its taxes, an aggregate of $1.92 million of First

Extension Contributions (as defined herein), an aggregate of $1.08 million of Second Extension Contributions (as defined herein) and an aggregate of $[908,372.40] Third Extension Contributions that have been deposited in the Trust Account), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting.

If the Extension is approved, and the Extension is implemented, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension is approved, and the Extension is implemented.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of the date of this proxy statement. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on [•], 2026 (the “Record Date”), are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. On the Record Date, there were 6,545,204 Ordinary Shares issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Bernard J. Duroc-Danner Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [•], 2026

This Notice of Extraordinary General Meeting and Proxy Statement are available at
[•].

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 19, 2026 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

ii

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held in person on [•], 2026, or at any adjournments and/or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Pyrophyte is a blank check company incorporated on February 12, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

On February 24, 2021, the Company issued 5,750,000 Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”) to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.004 per share. On September 29, 2021, the Sponsor surrendered 718,750 Class B Ordinary Shares to the Company for cancelation for no consideration, resulting in an aggregate of 5,031,250 Class B Ordinary Shares outstanding. As described in more detail below, on April 28, 2023, all of the Company’s Class B Ordinary Shares were converted into Class A Ordinary Shares so there are no longer any Class B Ordinary Shares issued and outstanding. We refer to such Ordinary Shares herein as “Founder Shares.”

On October 14, 2021, the Company issued an unsecured, convertible promissory note (as amended, the “IPO Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $1,840,616 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the IPO Convertible Note will be due and payable in full on the earlier of (i) April 29, 2026 and (ii) the effective date of a business combination (such earlier date, the “IPO Convertible Note Maturity Date”). The Sponsor has the option, at any time on or prior to the IPO Convertible Note Maturity Date, to convert any amounts outstanding under the IPO Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase Class A Ordinary Shares, at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of the date of this proxy statement, the Company had borrowed $[•] under the IPO Convertible Note. If the Extension is implemented, the Company and the Sponsor intend to amend and restate the IPO Convertible Note to extend the IPO Convertible Note Maturity Date to the earlier of (i) April 29, 2027 (or such earlier date as determined by the Board and included in a public announcement) and (ii) the effective date of a business combination.

On October 29, 2021, the Company consummated its IPO of 20,125,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A Ordinary Share and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, Pyrophyte completed the private placement of 10,156,250 private placement warrants (the “Private Placement Warrants”) each exercisable for one Class A Ordinary Share at a purchase price of $11.50 per share, to the Sponsor, generating gross proceeds to the Company of $10,156,250. Following the closing of the IPO and full exercise of the underwriters’ over-allotment option, a total of $206,281,250 (or $10.25 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in the Trust Account with Continental acting as trustee. Our Articles originally provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete an initial business combination by April 29, 2023.

The Company was unable to complete a qualifying business combination by April 29, 2023, the original date by which it had to complete an initial business combination, and on April 24, 2023, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until April 29, 2024, to complete an initial business combination (the “First Extension”). In connection with the First Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the shares at a redemption price of approximately $10.56 per share, or a total of $118 million of the funds held in the Trust Account. The shareholders also approved a proposal to provide for the right of holders of the Company’s Class B

Ordinary Shares to convert such shares into Class A Ordinary Shares on a one-for-one basis for no consideration prior to the closing of an initial business combination at the election of the holder. On April 28, 2023, the Sponsor elected to convert 5,031,250 Class B Ordinary Shares held by it, representing the total amount of then-outstanding Class B Ordinary Shares, into Class A Ordinary Shares on a one-for-one basis for no consideration.

In addition, in connection with the First Extension, the Sponsor agreed to loan the Company an amount equal to $160,000 for each calendar month beginning on April 30, 2023 until the earlier of (i) the completion of a business combination and (ii) the Company’s liquidation in accordance with the terms of the First Extension (each, a “First Extension Contribution”), up to a maximum aggregate amount of First Extension Contributions of $1.92 million. On May 4, 2023, the Company issued a convertible promissory note to the Sponsor with a principal amount up to $1.92 million in connection with the First Extension Contributions (the “First Extension Convertible Note”). The First Extension Convertible Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the First Extension Convertible Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon maturity, the outstanding principal of the First Extension Convertible Note may be converted into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant, at the option of the Sponsor. The Sponsor has deposited an aggregate of $1.92 million in First Extension Contributions into the Trust Account.

The Company was also unable to complete a qualifying business combination by April 29, 2024 and so, on April 26, 2024, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until April 29, 2025 to complete an initial business combination (the “Second Extension”). In connection with the Second Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the Trust Account and shareholders holding an aggregate of 2,683,126 public shares exercised their right to redeem their shares at a redemption price of approximately $11.35 per share, or a total of $30.4 million of the funds held in the Trust Account.

In connection with the Second Extension, in lieu of the First Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $90,000 for each calendar month beginning on April 29, 2024 until the earlier of (i) April 29, 2025 and (ii) the Company’s liquidation in accordance with the terms of the Second Extension (each, a “Second Extension Contribution”), up to a maximum aggregate amount of Second Extension Contributions equal to $1.08 million. On April 26, 2024, the Company issued a promissory note to the Sponsor with a principal amount up to $1.08 million in connection with the Second Extension Contributions (the “Second Extension Note”). The Second Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Second Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Sponsor began making the Second Extension Contributions on April 30, 2024 and, as of the date of this proxy statement, the Sponsor has made an aggregate of $1,080,000 in Second Extension Contributions into the Trust Account, representing the full maximum amount of Second Extension Contributions required to be deposited by the Sponsor.

The Company was also unable to complete a qualifying business combination by April 29, 2025 and so, on April 25, 2025, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until the Current Outside Date, or April 29, 2026, to complete an initial business combination (the “Third Extension”). In connection with the Third Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the Trust Account and shareholders holding an aggregate of 4,776,757 public shares exercised their right to redeem their shares at a redemption price of approximately $11.95 per share, or a total of $18.1 million of the funds held in the Trust Account.

In connection with the Third Extension, in lieu of the Second Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $150,000 for each calendar month beginning on April 29, 2025 until the earlier of (i) April 29, 2026 and (ii) the Company’s liquidation in accordance with the terms of the Third Extension (each, a “Third Extension Contribution”), up to a maximum aggregate amount of Third Extension Contributions equal to $1.8 million. On April 25, 2025, the Company issued a promissory note to the Sponsor with a principal amount up to $1.8 million in connection with the Third Extension Contributions (the “Third Extension Note”). The Third Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Third Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Sponsor began making the Third Extension Contributions on April 30, 2025 and, as of the date of this proxy statement, the Sponsor has made an aggregate of $[908,372.40] in Third Extension Contributions into the Trust Account, representing the full maximum amount of Third Extension Contributions required to be deposited by the Sponsor.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to loan the Company an amount equal to the lesser of (i) $0.05 per public share outstanding after redemptions and (ii) $75,698 for each calendar month beginning on April 29, 2026 until the Extended Date, up to a maximum aggregate amount of $908,376 (each, a “Fourth Extension Contribution” and each date on which a Fourth Extension Contribution is to be deposited into the Trust Account, a “Contribution Date”). The Fourth Extension Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Sponsor (the “Fourth Extension Contribution Note”) and will be repayable by the Company upon consummation of a business combination (the “Maturity Date”). If the Company does not consummate an initial business combination by the stated maturity date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Fourth Extension Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Fourth Extension Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make a Fourth Extension Contribution will terminate.

On November 13, 2023, we entered into the Business Combination Agreement with Sio and the other parties thereto. While we and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Sio Business Combination, including obtaining the requisite permits and completing the necessary filings with the SEC related to the transaction, our Board has determined that there will not be sufficient time before the Current Outside Date to hold a special meeting to obtain shareholder approval of, and to consummate, the Sio Business Combination. Our Board believes that the Sio Business Combination is compelling and in the best interests of our shareholders. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete a business combination to the Extended Date. If the Extension Amendment is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Sio Business Combination.

What is being voted on?

You are being asked to vote on the following proposals:

1.      as a special resolution, to amend the Articles pursuant to an amendment in the form set forth in Annex A hereto to extend the date by which the Company must consummate an initial business combination from the Current Outside Date to the Extended Date, unless the closing of an initial business combination should have occurred prior thereto (the “Extension Proposal”);

2.      as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

You are not being asked to vote on the Sio Business Combination or any other initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Sten L. Gustafson and Bernard J Duroc-Danner have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Extraordinary General Meeting?

Yes. The Extraordinary General Meeting will be held at [•] [a]/[p].m., Eastern Time, on [•], 2026, at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York 10036. The Extraordinary General Meeting will comply with the meeting rules of conduct.

You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating the Sio Business Combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete the Sio Business Combination.

The Articles currently provides that if the Company does not complete an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provisions of the Articles described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, including the Sio Business Combination, and our belief that the Sio Business Combination offers an attractive investment for our shareholders, the Extension is warranted.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding public shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and their permitted transferees (collectively, the “Insiders”) are expected to vote the Ordinary Shares over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

The Insiders are not entitled to redeem any Ordinary Shares held by them. On the Record Date, the Insiders beneficially owned and were entitled to vote 5,031,250 Ordinary Shares, which represents approximately 76.9% of the Company’s issued and outstanding Ordinary Shares.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[•] per share, based on the amounts held in the Trust Account as of the date of this proxy statement (including interest not previously released to Pyrophyte to pay its taxes and the First Extension Contributions, Second Extension Contributions and Third Extension Contributions); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to decrease the amount of redemptions.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is Pyrophyte Acquisition LLC, a Delaware limited liability company. The Sponsor currently owns 5,031,250 Founder Shares and 10,156,250 Private Placement Warrants.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares which are represented in person or by proxy and are entitled to vote thereon and are voted at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on any of the proposals.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Extension is not approved or if the Extension is approved, but not implemented?

If the Extension is not approved, or if the Extension is approved, but the Extension are not implemented, and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by April 29, 2026, or by the applicable deadline as determined in accordance with our Articles, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 29, 2026 or by the applicable deadline as determined in accordance with our Articles. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension is approved and the Extension is implemented, what happens next?

The Company is continuing its efforts to complete the Sio Business Combination.

The Company is seeking approval of the Extension because the Company will not be able to complete the Sio Business Combination prior to April 29, 2026. If the Extension is approved, the Company expects to continue working toward satisfaction of the conditions to complete the Sio Business Combination. If shareholders approve the Business Combination, the Company expects to consummate the Sio Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Sio Business Combination.

Upon approval of the Extension Proposal by the holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting, the Company will file an amendment to the Articles with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Ordinary Shares and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by the Sponsor.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $15,000 per month for office space, utilities, secretarial and administrative support services provided to the members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement, dated as of October 26, 2021, by and between the Company and the Sponsor (as amended, the “Administrative Services Agreement”).

If the Extension is implemented, the Company and the Sponsor intend to amend the IPO Convertible Note to extend the IPO Convertible Note Maturity Date to the earlier of (i) April 29, 2027 (or such earlier date as determined by the Board and included in a public announcement) and (ii) the effective date of a business combination.

In addition, if the Extension is approved and implemented, the Sponsor will begin making the Fourth Extension Contributions beginning on April 30, 2026.

What happens if the Extension is not approved, or if the Extension is approved, but not implemented?

If there are insufficient votes to approve the Extension, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension is not approved at the Extraordinary General Meeting or at any adjournment thereof, then the Extension will not be implemented and if an initial business combination is not completed on or before the Current Outside Date, then as contemplated by and in accordance with the Articles, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

The Insiders have waived their rights to participate in any liquidation distribution with respect to the 5,031,250 Founder Shares held by them.

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a shareholder as of the Record Date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination, including the Sio Business Combination, if and when it is submitted to shareholders. If you disagree with an initial business combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Articles.

How do I change my vote?

Shareholders may send a later-dated, signed proxy card to the Company at 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [•], 2026). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on any of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and therefore have no effect on any of the proposals at the Extraordinary General Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of our Ordinary Shares as of the close of business on [•], 2026, the Record Date, are entitled to vote at the Extraordinary General Meeting. As of the Record Date, there were 6,545,204 Ordinary Shares issued and outstanding, consisting of 1,513,954 public shares and 5,031,250 non-redeemable Class A Ordinary Shares held by the Sponsor. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each share held by them on the Record Date.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, the ownership of the Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor the Articles provide shareholders of Pyrophyte dissenters’ rights in connection with any of the proposals presented at the Extraordinary General Meeting.

What happens to the Company’s warrants if the Extension is not approved?

If the Extension is not approved and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 29, 2026, or by the applicable deadline as determined in accordance with our Articles.

What happens to the Company’s warrants if the Extension is approved?

If the Extension is approved, the Company will continue to attempt to consummate the Sio Business Combination or another initial business combination, if necessary, until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The SEC has provided guidance that the determination of whether a special purpose acquisition company, like Pyrophyte, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. When applying these factors to Pyrophyte, Pyrophyte does not believe that its principal activities will subject it to the Investment Company Act. To this end, Pyrophyte was formed for the purpose of completing an initial business combination with one or more businesses. Since its inception, Pyrophyte’s business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, Pyrophyte does not plan to buy businesses or assets with a view to resale or profit from their resale and Pyrophyte does not plan to buy unrelated businesses or assets or be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until December 2023, when, to mitigate the potential risk that Pyrophyte could be deemed to be an investment company under the Investment Company Act, the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. Pursuant to the investment management trust agreement, dated as of October 26, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (as amended, the “Trust Agreement”), the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing Pyrophyte’s directors’ and officers’ time toward, and operating Pyrophyte’s business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), Pyrophyte intends to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in Pyrophyte’s securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of Pyrophyte’s initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Articles (A) to modify the substance or timing of Pyrophyte’s obligation to allow redemption in connection with Pyrophyte’s initial business combination or to redeem 100% of our public shares if we do not complete its initial business combination by April 29, 2026 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination by April 29, 2026, Pyrophyte’s return of the funds held in the Trust Account to its public shareholders as part of Pyrophyte’s redemption of its public shares. If Pyrophyte does not invest the proceeds as discussed above, Pyrophyte may be deemed to be subject to the Investment Company Act.

For more information, see the section entitled “Risk Factors — If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination or force us to abandon our efforts to complete an initial business combination, including the Business Combination.”

What amount will holders receive upon consummation of an initial business combination, including the Sio Business Combination, or liquidation if the Extension is approved and the Extension is implemented?

In connection with the First Extension, the Sponsor agreed to make contributions of $160,000 per month, which is referred to herein as “First Extension Contributions.” The Sponsor made an aggregate of $1.92 million of First Extension Contributions into the Trust Account.

In connection with the Second Extension, in lieu of the First Extension Contributions, the Sponsor agreed to making contributions of $90,000 per month, or an aggregate of $1.08 million, into the Trust Account, which is referred to herein as “Second Extension Contributions.”

In connection with the Third Extension, in lieu of the Second Extension Contributions, the Sponsor agreed to making contributions of $150,000 per month, or an aggregate of $1.8 million, into the Trust Account, which is referred to herein as “Third Extension Contributions.” As of the date of this proxy statement, the Sponsor has deposited an aggregate of $[•] of Third Extension Contributions into the Trust Account, representing the full maximum amount of Third Extension Contributions required to be deposited by the Sponsor.

If the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to loan the Company an equal to the lesser of (i) $0.05 per public share outstanding after redemptions and (ii) $75,698 for each calendar month beginning on April 29, 2026 until the Extended Date, up to a maximum aggregate amount of $908,376. Such Fourth Extension Contributions will be deposited into the Trust Account. The Fourth Extension Contributions will be evidenced by a non-interest bearing, unsecured promissory note to the Sponsor and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the stated maturity date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Any Fourth Extension Contribution is conditioned on the approval of the Extension Proposal and the implementation of the Extension. No Fourth Extension Contribution will occur if the Extension Proposal is not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make a Fourth Extension Contribution will terminate.

How do I vote?

If you are a holder of record of Ordinary Shares on [•], 2026, the Record Date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Ordinary Shares?

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [•], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Based upon the amount held in the Trust Account as of the date of this proxy statement (including interest not previously released to Pyrophyte to pay its taxes and the First Extension Contributions, Second Extension Contributions and Third Extension Contributions), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting.

The closing price of the Class A Ordinary Shares on the Record Date was $[•]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] [more][less] than if such shareholder sold its public shares on the open market. However, because our securities trade over the counter, our securities may be less liquid receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange. As such, we cannot assure shareholders that they will be able to sell their public shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, you should contact:

Pyrophyte Acquisition Corp.
3262 Westheimer Road, Suite 706
Houston, Texas 77098
Telephone: (281) 701-4234

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on [•], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or tendering/delivery of your shares, please contact:

SPAC Redemption Team
Continental Stock Transfer & Trust Company
1 State Street, 30 Floor
New York, New York 10004
Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 19, 2026, and in the other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the Sio Business Combination or any other initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that it will be able to complete the Sio Business Combination or any other initial business combination prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control.

We are required to offer shareholders the opportunity to redeem public shares in connection with the Extension Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Sio Business Combination or any other initial business combination. Even if the Extension or an initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination, including the Sio Business Combination, on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Proposal and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination or force us to abandon our efforts to complete an initial business combination, including the Business Combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

The SEC has provided guidance that the determination of whether a special purpose acquisition company, like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Since our inception, our business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations until December 2023, when, to mitigate the potential risk that we might be deemed to be an investment company for purposes of the Investment Company Act, the trustee liquidated such investments and moved the proceeds to an interest-bearing demand deposit account. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing our directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as described above, we may be deemed to be subject to the Investment Company Act.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. We may also be forced to abandon our efforts to complete an initial business combination, including the Sio Business Combination, and instead be required to liquidate the Trust Account. In which case, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a transaction, and our warrants would expire worthless. For illustrative purposes, in connection with the liquidation of our Trust Account, our public shareholders may receive only approximately $[•] per public share, which is based on estimates as of the date of this proxy statement, or less in certain circumstances, and our warrants would expire worthless.

The 1% U.S. federal excise tax on stock buybacks could be imposed on redemptions of our stock if we were to become a “covered corporation” in the future.

The Inflation Reduction Act of 2022, among other things, generally imposes a 1% U.S. federal excise tax (the “Excise Tax”) on certain repurchases of stock by “covered corporations” (which include publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign (i.e., non-U.S.) corporations) occurring on or after January 1, 2023. The Excise Tax is imposed on the repurchasing corporation itself, not its holders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. On April 12, 2024, the Treasury published proposed Treasury regulations addressing the Excise Tax. Such proposed Treasury regulations clarify many aspects of the Excise Tax, although the interpretation and operation of certain other aspects of the Excise Tax remain unclear. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued.

However, there can be no assurance that final regulations will not adversely affect the accuracy of the below description of the Excise Tax considerations that may be applicable to us if we were to become a “covered corporation” in the future.

We are currently not a “covered corporation” for purposes of the Excise Tax. Accordingly, we generally would not be subject to the Excise Tax on a redemptions of our stock in connection with an extension of the date by which we must consummate our initial business combination or in connection with our liquidation if we fail to consummate our initial business combination by such date. If we were to become a “covered corporation” in the future, whether in connection with the consummation of our initial business combination with a U.S. company (including if we were to redomicile as a U.S. corporation in connection therewith) or otherwise, whether and to what extent we would be subject to the Excise Tax on a redemption of our stock would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock, (iii) the structure of our initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances (whether in connection with our initial business combination or otherwise) issued within the same taxable year of a redemption treated as a repurchase of stock and (v) the content of the final Treasury regulations and other guidance from the Treasury addressing the Excise Tax. As noted above, the Excise Tax would be payable by the repurchasing corporation, and not by the redeeming holder. If we were to become a “covered corporation” in the future, the imposition of the Excise Tax on us as a result of redemptions by us could reduce the amount of cash available to pay redemptions or reduce the cash available to the target business in connection with our initial business combination, which could cause investors in our securities who do not redeem or the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Since our securities are no longer traded on a national securities exchange, our securities will in all likelihood be thinly traded and as a result you may be unable to sell at or near ask prices or at all if you need to liquidate your securities.

On October 30, 2024, the NYSE suspended the trading of our Units, Class A Ordinary Shares and public warrants, and our securities are currently traded on the over-the-counter market and are listed on the OTC Pink tier of the OTC Marketplace under the symbols “PHYUF”, “PHYTF” and “PHYWF”, respectively. As a result of the delisting, we may face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

We cannot give you any assurance that a broader or more active public trading market for our securities will develop or be sustained, or that any trading levels will be sustained. Furthermore, the National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” While our units, Class A Ordinary Shares and public warrants were listed on Nasdaq, our units, Class A Ordinary Shares and public warrants were considered covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Since our securities may no longer be covered securities, we may be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), and may ultimately be prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, and ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS requires mandatory filings for certain investments and is empowered to charge filing fees related to filings and to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties choose not to file voluntarily. If CFIUS determines that an investment subject to its jurisdiction presents national security risks, CFIUS has the power to require mitigation measures on the investment or can recommend that the president of the United States prohibit the transaction or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

We are organized in the Cayman Islands. Our Sponsor is a Delaware limited liability company controlled by two managers, each of whom are U.S. citizens (Messrs. Bernard Duroc-Danner and Sten Gustafson).

By virtue of being organized in the Cayman Islands and for so long as the Sponsor retains a material ownership interest in us, we may be deemed a “foreign person” under the CFIUS regulations. If CFIUS considers us to be a “foreign person,” our initial business combination could be subject to CFIUS review. If our initial business combination is subject to CFIUS jurisdiction, the parties may be required to make a mandatory filing or determine to submit a voluntary filing with CFIUS, or to proceed with such initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing such initial business combination. In connection with a review, CFIUS may decide to delay the business combination, require conditions to mitigate national security concerns with respect to the business combination, or recommend that the president of the United States block the business combination or order divestment if the parties proceeded without first obtaining CFIUS approval. Accordingly, the potential impact of a CFIUS review may prevent us from consummating the initial business combination. Additionally, the laws and regulations of other government entities may impose review or approval procedures on account of any foreign ownership by us or the Sponsor. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory requirements or restrictions.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment. Additionally, our warrants will become worthless.

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on [•], 2026, at [•] [a]/[p].m., Eastern Time, at the offices of Perkins Coie LLP located at 1155 Avenue of the Americas, New York, New York 10036, to consider and vote upon the proposals to be put to the Extraordinary General Meeting.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

1.      Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Articles pursuant to an amendment in the form set forth in Annex A hereto to extend the date by which the Company must consummate an initial business combination from the Current Outside Date to the Extended Date, unless the closing of an initial business combination should have occurred prior thereto; and

2.      Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Proposal.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on [•], 2026, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournments and/or postponements thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 6,545,204 Ordinary Shares issued and outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will not count as votes cast and therefore have no effect on any of the proposals.

Voting

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for any of the proposals or you may abstain from voting at the Extraordinary General Meeting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the valid proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

You can vote your shares at the Extraordinary General Meeting in person or by proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company at 3262 Westheimer Road, Suite 706, Houston, Texas 77098, Attention: Secretary, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [•], 2026) or attend the Extraordinary General Meeting in person and vote. Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy at [•] [a]/[p].m., Eastern Time, on [•], 2026, at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York 10036. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights

Neither the Cayman Islands law nor the Articles provide for dissenters’ or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Shareholder Proposals

No business may be transacted at any annual general meeting or extraordinary general meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 3262 Westheimer Road, Suite 706, Houston, Texas 77098. Our telephone number is (281) 701-4234.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

On February 24, 2021, the Company issued 5,750,000 Class B Ordinary Shares to the Sponsor for an aggregate purchase price of $25,000, or approximately $0.004 per share. On September 29, 2021, the Sponsor surrendered 718,750 Class B Ordinary Shares to the Company for cancelation for no consideration, resulting in an aggregate of 5,031,250 Class B Ordinary Shares outstanding. As described in more detail below, on April 28, 2023, the Sponsor elected to convert all of its Class B Ordinary Shares into Class A Ordinary Shares. As a result, there are no Class B Ordinary Shares issued and outstanding as of the date of this proxy statement.

On October 14, 2021, the Company issued an unsecured, convertible promissory note (as amended, the “IPO Convertible Note”) to the Sponsor, pursuant to which the Company could borrow up to $1,840,616 from the Sponsor, for ongoing expenses reasonably related to the business of the Company and the consummation of a business combination. All unpaid principal under the IPO Convertible Note will be due and payable in full on the earlier of (i) April 29, 2026 and (ii) the effective date of a business combination (such earlier date, the “IPO Convertible Note Maturity Date”). The Sponsor has the option, at any time on or prior to the IPO Convertible Note Maturity Date, to convert any amounts outstanding under the IPO Convertible Note up to an aggregate amount of $1,500,000 into warrants to purchase Class A Ordinary Shares, at a conversion price of $1.00 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the private placement warrants sold concurrently with the Company’s IPO. As of the date of this proxy statement, the Company had borrowed $[•] under the IPO Convertible Note. If the Extension is implemented, the Company and the Sponsor intend to amend and restate the IPO Convertible Note to extend the IPO Convertible Note Maturity Date to the earlier of (i) April 29, 2027 (or such earlier date as determined by the Board and included in a public announcement) and (ii) the effective date of a business combination.

On October 29, 2021, the Company consummated its IPO of 20,125,000 units at $10.00 per unit, including the exercise by the underwriters of their over-allotment option in full. Each unit consists of one Class A Ordinary Share and one-half of one redeemable warrant to purchase one Class A Ordinary Share. Simultaneously with the consummation of the IPO, Pyrophyte completed the private placement of 10,156,250 Private Placement Warrants at a purchase price of $11.50 per share, to the Sponsor, generating gross proceeds to the Company of $10,156,250. Following the closing of the IPO and full exercise of the underwriters’ over-allotment option, a total of $206,281,250 (or $10.25 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in the Trust Account with Continental acting as trustee. Our Articles originally provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we did not complete an initial business combination by April 29, 2023.

The Company was unable to complete a qualifying business combination by April 29, 2023, the original date by which it had to complete an initial business combination, and on April 24, 2023, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until April 29, 2024, to complete an initial business combination (the “First Extension”). In connection with the First Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the Trust Account and shareholders holding an aggregate of 11,151,163 public shares exercised their right to redeem their shares at a redemption price of approximately $10.56 per share, or a total of $118 million of the funds held in the Trust Account. The shareholders also approved a proposal to provide for the right of holders of the Company’s Class B Ordinary Shares to convert such shares into Class A Ordinary Shares on a one-for-one basis for no consideration prior to the closing of an initial business combination at the election of the holder. On April 28, 2023, the Sponsor elected to convert 5,031,250 Class B Ordinary Shares held by it, representing the total amount of then-outstanding Class B Ordinary Shares, into Class A Ordinary Shares on a one-for-one basis for no consideration.

In addition, in connection with the First Extension, the Sponsor agreed to loan the Company an amount equal to $160,000 for each calendar month beginning on April 30, 2023 until the earlier of (i) the completion of a business combination and (ii) the Company’s liquidation in accordance with the terms of the First Extension (each, a “First Extension Contribution”), up to a maximum aggregate amount of First Extension Contributions of $1.92 million. On May 4, 2023, the Company issued a convertible promissory note to the Sponsor with a principal amount up to $1.92 million in connection with the First Extension Contributions (the “First Extension Convertible Note”). The First Extension Convertible Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the First Extension Convertible Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Upon maturity, the outstanding principal of the First Extension Convertible Note may be converted into warrants identical to the Private Placement Warrants, at a price of $1.00 per warrant, at the option of the Sponsor. The Sponsor made an aggregate of $1.92 million in First Extension Contributions into the Trust Account.

On November 13, 2023, we entered into the Business Combination Agreement with Sio and the other parties thereto, pursuant to which, among other things and subject to the terms and conditions contained therein, (i) Pyrophyte will transfer by way of continuation from the Cayman Islands to Alberta in accordance with the Cayman Islands Companies Act (as revised) and continue as an Alberta corporation in accordance with the applicable provisions of the Business Corporations Act (Alberta) (such continuation, the “Domestication”), (ii) following the Domestication, Pyrophyte will amalgamate with Sio Newco (the “SPAC Amalgamation”), with Sio Newco surviving the SPAC Amalgamation (“Pubco”) in accordance with the terms of a Plan of Arrangement (the “Plan of Arrangement”), and (iii) Sio and Pyrophyte Newco will amalgamate (the “Sio Amalgamation” and together with the SPAC Amalgamation, the “Amalgamations”), with Sio surviving the Sio Amalgamation as a wholly-owned subsidiary of Pubco and such entity will continue the business operations currently undertaken by Sio. On February 16, 2024, Sio’s initial permit application for the Vivian sand extraction project was denied by the Manitoba government.

On April 26, 2024, because the Company was unable to consummate its initial business combination by April 29, 2024, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until April 29, 2025 to complete an initial business combination (the “Second Extension”). In connection with the Second Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the Trust Account and shareholders holding an aggregate of 2,683,126 public shares exercised their right to redeem their shares at a redemption price of approximately $11.35 per share, or a total of $30.4 million of the funds held in the Trust Account.

In connection with the Second Extension, in lieu of the First Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $90,000 for each calendar month beginning on April 29, 2024 until the earlier of (i) April 29, 2025 and (ii) the Company’s liquidation in accordance with the terms of the Second Extension (each, a “Second Extension Contribution”), up to a maximum aggregate amount of Second Extension Contributions equal to $1.08 million. On April 26, 2024, the Company issued a promissory note to the Sponsor with a principal amount up to $1.08 million in connection with the Second Extension Contributions (the “Second Extension Note”). The Second Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Second Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Sponsor began making the Second Extension Contributions on April 30, 2024 and, as of the date of this proxy statement, the Sponsor has made an aggregate of $1,080,000 of Second Extension Contributions into the Trust Account, representing the full maximum amount of Second Extension Contributions required to be deposited by the Sponsor.

On April 25, 2025, because the Company was unable to consummate its initial business combination by April 29, 2025, the Company’s shareholders approved an amendment to the Articles to, among other things, provide that the Company would have until the Current Outside Date, or April 29, 2026, to complete an initial business combination (the “Third Extension”). In connection with the Third Extension, the Company offered public shareholders the right to have their public shares converted into a pro-rata portion of the Trust Account and shareholders holding an aggregate of 4,776,757 public shares exercised their right to redeem their shares at a redemption price of approximately $11.95 per share, or a total of $18.1 million of the funds held in the Trust Account

In connection with the Third Extension, in lieu of the Second Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $150,000 for each calendar month beginning April 29, 2025 until the earlier of (i) April 29, 2026 and (ii) the Company’s liquidation in accordance with the terms of the Third Extension (each, a “Third Extension Contribution”), up to a maximum aggregate amount of Third Extension Contributions equal to $1.8 million. On April 25, 2025, the Company issued a promissory note to the Sponsor with a principal amount up to $1.8 million in connection with the Third Extension Contributions (the “Third Extension Note”). The Third Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Third Extension Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Sponsor began making the Third Extension Contributions on April 30, 2025 and, as of the date of this proxy statement, the Sponsor has made an aggregate of $[908,372.40] of Third Extension Contributions into the Trust Account, representing the full maximum amount of Third Extension Contributions required to be deposited by the Sponsor.

The Extension

We are proposing to amend the Articles by special resolution pursuant to an amendment to the Articles in the form set forth in Annex A hereof to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the public shares from the Current Outside Date to the Extended Date.

Reasons for the Proposal

The Articles provide that we have until April 29, 2026 (or such earlier date as determined by the Board and included in a public announcement), to complete an initial business combination. While we and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Sio Business Combination, including obtaining the requisite permits and completing the necessary filings with the SEC related to the transaction, our Board has determined that there will not be sufficient time before the Current Outside Date to hold a special meeting to obtain shareholder approval of, and to consummate, the Sio Business Combination. Our Board believes that the Sio Business Combination is compelling and in the best interests of our shareholders. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete a business combination to the Extended Date. If the Extension Amendment is approved, we will hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Sio Business Combination.

The Articles currently provide that if the Company does not complete an initial business combination by April 29, 2026 (or such earlier date as determined by the Board and included in a public announcement), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

We believe that the provision of the Articles described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, including the Sio Business Combination, and our belief that the Sio Business Combination offers an attractive investment for our shareholders, the Extension is warranted.

The Company is not asking you to vote on the Sio Business Combination or any other proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension is Not Approved

If the Extension is not approved, or if the Extension is approved but the Extension is not implemented, and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in the each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by April 29, 2026, or by the applicable deadline as determined in accordance with our Articles, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 29, 2026 or by the applicable deadline as determined in accordance with our Articles. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension is Approved

If the Extension is approved, the Company will file the amendment to the Articles with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on the Sio Business Combination or any other initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of the date of this proxy statement. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension is approved, the Sponsor will continue to receive payments from the Company of $5,000 per month for office space, utilities, secretarial and administrative support services provided to the members of the Company’s management team until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation pursuant to the Administrative Services Agreement.

If the Extension is implemented, the Company and the Sponsor intend to amend the IPO Convertible Note to extend the IPO Convertible Note Maturity Date to the earlier of (i) April 29, 2027 (or such earlier date as determined by the Board and included in a public announcement) and (ii) the effective date of a business combination.

In addition, if the Extension is approved and implemented, the Sponsor will begin making the Fourth Extension Contributions beginning on April 30, 2026.

Redemption Rights

In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING OR DELIVERING YOUR PUBLIC SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2026.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Articles, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m., Eastern Time, on [•], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) tender or deliver your public shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting tendering/delivery of its shares through the DWAC system. Tendering or delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or tendering/delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tender or deliver their shares (and share certificates (if any) and other redemption forms) through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your public shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then-issued and outstanding public shares. Based upon the amount held in the Trust Account as of the date of this proxy statement, which was approximately $[•] (including interest not previously released to Pyrophyte to pay its taxes, an aggregate of $1.92 million of First Extension Contributions, an aggregate of $1.08 million Second Extension Contributions and an aggregate of $1.8 million Third Extension Contributions), the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the Extraordinary General Meeting. The closing price of the Class A Ordinary Shares on the Record Date was $[•]. Accordingly, if the market price were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] [more][less] than if such shareholder sold its public shares on the open market. However, because our securities trade over the counter, our securities may be less liquid receive less coverage by security analysts and news media and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange. As such, we cannot assure shareholders that they will be able to sell their public shares on the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension. Any redemption request, once made, can be withdrawn by the public shareholder at any time until the votes are taken at the Extraordinary General Meeting, and thereafter, with the consent of the Company.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from April 29, 2026 (the “Current Outside Date”) to April 29, 2027 (or such earlier date as determined by the Board (as defined below) and included in a public announcement, the “Extended Date”), unless the closing of an initial business combination should have occurred prior thereto (the “Extension,” and such proposal, the “Extension Proposal”).”

Vote Required for Approval

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. If the Extension is not approved and we do not consummate an initial business combination by April 29, 2026, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public shareholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

The Insiders are expected to vote all Ordinary Shares owned by them in favor of the Extension. On the Record Date, the Insiders beneficially owned and were entitled to vote an aggregate 5,031,250 Founder Shares constituting approximately 76.9% of the Company’s issued and outstanding Ordinary Shares. See the section entitled “Beneficial Ownership of Securities” for additional information.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $[•] per share, based on the amounts held in the Trust Account as of the date of this proxy statement (including interest not previously released to Pyrophyte to pay its taxes and an aggregate of $1.92 million of First Extension Contributions, an aggregate of $1.08 million Second Extension Contributions and an aggregate of $1.8 million Third Extension Contributions); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Extraordinary General Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to decrease the amount of redemptions.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Extraordinary General Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, the 5,031,250 Founder Shares held by the Sponsor (whose members include certain of our directors and officers) will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the 10,156,250 Private Placement Warrants held by the Sponsor. The Founder Shares had an aggregate market value of approximately $[•] million based on the last sale price of our public shares $[•] on the Record Date and the Private Placement Warrants had an aggregate market value of approximately $[•] million based on the last sale price of our public warrants of $[•] on the Record Date;

•        in connection with the closing of an initial business combination, the Sponsor would be entitled to the repayment of any outstanding working capital loans and advances that it has made to the Company under the IPO Convertible Note, provided that the Sponsor may elect to convert up to $1,500,000 of such loans into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. If the Company does not complete an initial business combination within the required period, the Company may use a portion of its working capital held outside the Trust Account to repay the IPO Convertible Note, but no proceeds held in the Trust Account would be used to repay such loan. As of the date of this proxy statement, approximately $[•] was outstanding under the IPO Convertible Note;

•        in connection with the First Extension, the Sponsor agreed to loan the Company an amount equal to $160,000 for each calendar month beginning on April 30, 2023 until the earlier of (i) the completion of a business combination and (ii) the Company’s liquidation in accordance with the terms of the First Extension (each, a “First Extension Contribution”), up to a maximum aggregate amount of First Extension Contributions of $1.92 million. On May 4, 2023, the Company issued a convertible promissory note to the Sponsor with a principal amount up to $1.92 million to pay for the First Extension Contributions (the “First Extension Convertible Note”). The First Extension Convertible Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. The Sponsor may also elect to convert the loan into warrants at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants If the Company does not consummate an initial business combination by the stated maturity date, the First Extension Convertible Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven;

•        in connection with the Second Extension, in lieu of the First Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $90,000 for each calendar month beginning on April 29, 2024 until the earlier of (i) April 29, 2025 and (ii) the Company’s liquidation in accordance with the terms of the Second Extension (each, a “Second Extension Contribution”), up to a maximum aggregate amount of Second Extension Contributions of $1.08 million. On April 26, 2024, the Company issued a promissory note to the Sponsor with a principal amount up to $1.08 million in connection with the Second Extension Contributions (the “Second Extension Note”). The Second Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Second Extension Note will be repaid only;

•        in connection with the Third Extension, in lieu of the Second Extension Contributions, the Sponsor agreed to loan the Company an amount equal to $150,000 for each calendar month beginning on April 29, 2025 until the earlier of (i) April 29, 2026 and (ii) the Company’s liquidation in accordance with the terms of the Second Extension (each, a “Third Extension Contribution”), up to a maximum aggregate amount of Third Extension Contributions of $1.8 million. On April 26, 2025, the Company issued a promissory note to the Sponsor with a principal amount up to $1.8 million in connection with the Third Extension Contributions (the “Third Extension Note”). The Third Extension Note bears no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company. If the Company does not consummate an initial business combination by the stated maturity date, the Third Extension Note will be repaid only;

•        if the Extension Proposal is approved and the Extension is implemented, the Sponsor has agreed to loan the Company an amount equal to the lesser of (i) $0.05 per public share outstanding after redemptions and (ii) $75,698 for each calendar month beginning on April 29, 2026 until the Extended Date, up to a maximum aggregate amount of $1,500,000 (the “Fourth Extension Contributions”). The Company expects to issue a promissory note to the Sponsor with a principal amount up to $908,376 to pay for the Fourth Extension Contributions, which will bear no interest and is repayable in full upon the earlier of the consummation of the Company’s initial business combination, or the liquidation of the Company.

If the Company does not consummate an initial business combination by the stated maturity date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven;

•        All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension is not approved and no initial business combination is completed by the Current Outside Date, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to Pyrophyte if and to the extent any claims by a third party for services rendered or products sold to Pyrophyte, or a prospective target business with which Pyrophyte has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.25 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, less taxes payable, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•        None of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter; and

•        The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved and we do not consummate an initial business combination by the Current Outside Date, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, or if we otherwise determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).”

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the issued and outstanding Ordinary Shares which are represented in person or by proxy and entitled to vote thereon and are voted at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension is approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the proposals described in this proxy statement (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to the Sponsor or its affiliates, officers or directors of Pyrophyte, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold the public shares through such a partnership or pass-through entity;

•        U.S. expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of Pyrophyte’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the proposals described in this proxy statement and the exercise of redemption rights with respect to their public shares.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

Pyrophyte has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A public shareholder who does not elect to redeem their public shares (including any public shareholder who votes in favor of the Extension) will continue to own its public shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Effects of Exercising Redemption Rights

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total amount of shares in Pyrophyte treated as held by the redeemed U.S. Holder before and after the redemption (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the shares of Pyrophyte outstanding before and after the redemption. The redemption of public shares generally will be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in Pyrophyte or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of Pyrophyte actually owned by the U.S. Holder, but also shares of Pyrophyte that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares that the U.S. Holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of Pyrophyte’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of Pyrophyte’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to Pyrophyte’s initial business combination the public shares may not be treated as voting shares for this purpose, and consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the shares in Pyrophyte actually and constructively owned by the U.S. Holder are redeemed or (2) all of the shares in Pyrophyte actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of Pyrophyte (including any shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in Pyrophyte. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in Pyrophyte will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation where such shareholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of Pyrophyte, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of Pyrophyte constructively owned by the U.S. Holder.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in Pyrophyte may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from Pyrophyte’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of Pyrophyte’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain realized on the sale of public shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (generally determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business received from unrelated persons) and gains from the disposition of passive assets. The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a “startup exception,” a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the foreign corporation was a PFIC; (2) the foreign corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the foreign corporation is not in fact a PFIC for either of those years.

PFIC Status of Pyrophyte.

Based upon the composition of its income and assets, and upon a review of its financial statements, Pyrophyte believes that it likely will not be eligible for the startup exception and therefore likely was a PFIC since its first taxable year and likely will be considered a PFIC for its current taxable year. However, Pyrophyte’s actual PFIC status for any taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to Pyrophyte’s status as a PFIC for its current taxable year or any future taxable year. In addition, Pyrophyte’s U.S. counsel expresses no opinion with respect to Pyrophyte’s PFIC status for any taxable year.

Effects of PFIC Rules on Redemption

Although Pyrophyte’s PFIC status is determined annually, an initial determination that Pyrophyte is a PFIC generally will apply for subsequent years to a U.S. Holder who held public shares while Pyrophyte was a PFIC, whether or not Pyrophyte meets the test for PFIC status in those subsequent years. If Pyrophyte has been classified as a PFIC at any time during a U.S. Holder’s holding period in its public shares, and the U.S. Holder has not timely made (a) a QEF Election (as defined below) for the first taxable year in which the U.S. Holder owned such public shares or in which Pyrophyte was a PFIC, whichever is later (or a QEF Election along with a purging election) or an (b) an MTM Election (as defined below) with respect to such public shares, any gain recognized by the U.S. Holder on the sale or other disposition of such public shares (which may include gain realized by reason of transfers of public shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the public shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the public shares that preceded the taxable year of the distribution) would be taxed based on a complex set of computational rules designed to offset the tax deferral with respect to the undistributed earnings of Pyrophyte. Under these rules (the “excess distribution regime”):

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for such U.S. Holder’s public shares;

•        the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of Pyrophyte’s first taxable year in which Pyrophyte was a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period would be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•        an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year (described in the third bullet above) of such U.S. Holder.

QEF Election and Mark-to-Mark Election

As noted above, the impact of the PFIC rules on a U.S. Holder of public shares will depend on whether the U.S. Holder has made a timely and effective election to treat Pyrophyte as a “qualified electing fund” under Section 1295 of the Code for the taxable year that is the first year in the U.S. Holder’s holding period of public shares during which Pyrophyte qualified as a PFIC (a “QEF Election”) or, if in a later taxable year, the U.S. Holder made a QEF Election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s public shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its public shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its public shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares is contingent upon, among other things, the provision by Pyrophyte of a “PFIC Annual Information Statement” to such U.S. Holder. If Pyrophyte determines it is a PFIC for any taxable year, upon written request, Pyrophyte will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the U.S. Holder to make and maintain a QEF Election, but there is no assurance that Pyrophyte will timely provide such required information. There is also no assurance that Pyrophyte will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

A U.S. Holder that has made a timely and effective QEF Election (or a QEF Election along with a purging election) with respect to its public shares generally would not be subject to the excess distribution regime discussed above in connection with the redemption of public shares, and instead any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if Pyrophyte is a PFIC for any taxable year, a U.S. Holder of public shares that has made a timely and effective QEF Election would include annually in gross income its pro rata share of the ordinary earnings and net capital gain of Pyrophyte, whether or not such amounts are actually distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s public shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of public shares treated as a corporate distribution), under the above rules. In addition, if Pyrophyte is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its public shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of public shares may also depend on whether the U.S. Holder has made a mark-to-market election under Section 1296 of the Code (an “MTM Election”). U.S. Holders who hold (actually or constructively) stock or shares of a foreign corporation that is classified as a PFIC may elect to mark such stock or shares to its market value each taxable year if such stock or shares is “marketable stock,” generally, stock or shares that are regularly traded on a national securities exchange that is registered with the SEC, including the NYSE. No assurance can be given that the public shares are considered to be marketable stock for purposes of the MTM Election for any taxable year or whether the other requirements of this election are satisfied. If an MTM Election is available and a U.S. Holder has made such election, such U.S. Holder generally will not be subject to the excess distribution regime discussed above with respect to their public shares in connection with the redemption of their public shares. Instead, any gain recognized on the redemption of public shares treated as a sale of the public shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of public shares treated as a sale of public shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM Election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of public shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM Election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its public shares at the end of its taxable year over its adjusted tax basis in its public shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its public shares over the fair market value of its public shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM Election). The electing U.S. Holder’s tax basis in its public shares will be adjusted to reflect any such income or loss amounts. However, if the MTM Election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the public shares in which the Pyrophyte is a PFIC, then the excess distribution regime discussed above under the section entitled “— Effects of PFIC Rules on Redemption” will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of public shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF Election or MTM Election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the public shares should consult their own tax advisors concerning the application of the PFIC rules to the public shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Shareholders — U.S. Holders — Tax Effects of Exercising Redemption Rights — Generally.” Regardless of whether it is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. Pyrophyte once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the proposals described in this proxy statement and the exercise of redemption rights in connection therewith.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of the Record Date, with respect to our Ordinary Shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our Ordinary Shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

The following table is based on 6,545,204 Ordinary Shares outstanding as of the Record Date. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Directors and Officers
Bernard Duroc-Danner(2)(3)	5,031,250	76.9%
Sten L. Gustafson(2)(3)	5,031,250	76.9%
Brian Guido Hassin	—	—
Per Hornung Pedersen	—	—
Adam Pierce	—	—
All officers and directors as a group (5 individuals)	5,031,250	76.9%
Holders of more than 5% of our outstanding ordinary shares
Pyrophyte Acquisition LLC(2)(3)	5,031,250	76.9%
First Trust Capital Management L.P.(4)	768,746	11.7%
Mizuho Financial Group, Inc.(5)	415,000	6.3%

____________

(1)      Unless otherwise noted, the business address of each of our shareholders listed is 3262 Westheimer Road, Suite 706, Houston, TX, 77098.

(2)      Interests shown consist solely of Founder Shares.

(3)      Our Sponsor is managed by a board of managers consisting of Sten L. Gustafson and Bernard Duroc-Danner. Each of Messrs. Gustafson and Duroc-Danner has voting and investment discretion with respect to the Ordinary Shares held of record by our Sponsor. Each of Messrs. Gustafson and Duroc-Danner disclaims any beneficial ownership of the securities held by our Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2024, interests shown are held by (i) First Trust Merger Arbitrage Fund (“VARBX”), a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, (ii) First Trust Capital Management L.P. (“FTCM”), an investment adviser registered with the SEC that provides investment advisory services to, among others, (a) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX, (b) First Trust Alternative Opportunities Fund, an investment company registered under the Investment Company Act of 1940 and (c) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company, (iii) First Trust Capital Solutions L.P., a Delaware limited liability partnership and control person of FTCM, and (iv) FTCS Sub GP LLC, a Delaware limited liability company and control person of FTCM. The address of the shareholder is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(5)      According to a Schedule 13G Mizuho Financial Group, Inc. filed with the SEC on November 13, 2025. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the Class A Ordinary Shares reported, which are directly held by Mizuho Securities USA LLC, a wholly-owned subsidiary of the three aforementioned entities. The principal business address of Mizuho Financial Group, Inc. is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

Our Sponsor beneficially owns approximately 44% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 3262 Westheimer Road, Suite 706, Houston, Texas 77098, or (281) 701-4234, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Pyrophyte Acquisition Corp.
3262 Westheimer Road, Suite 706
Houston, Texas, 77098
Telephone: (281) 701-4234

If you are a shareholder of the Company and would like to request documents, please do so by [•], 2026 (one week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

Annex A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
PYROPHYTE ACQUISITION CORP.

Pyrophyte Acquisition Corp.
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)         amending Article 51.7 as follows:

“In the event that the Company does not consummate a Business Combination on or before ~~April 29, 2026~~ April 29, 2027 (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)         cease all operations except for the purpose of winding up;

(b)         as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)         as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(b)         amending Article 51.8 as follows:

“In the event that any amendment is made to the Articles:

(a)         to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination on or before ~~April 29, 2026~~ April 29, 2027 (or such earlier date as determined by the board of Directors and included in a public announcement), or such later time as the Members may approve in accordance with the Articles; or

(b)         with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.

Annex A-1

Annex B

2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PYROPHYTE ACQUISITION CORP. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April , 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you accessthe above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this (1)Proposal No. 1—The Extension Proposal—as a special resolution, to amend PyrophyteAcquisition Corp.’s (the “Company”) Amendedand Restated Memorandum and Articles of Association (the “Articles”) pursuant to an amendment to the Articles in the form set forth in Annex A of the accompanying proxy statement to extend the date (the “Extension”) by which the Company must consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) from April 29, 2026 to April 29, 2027 (or such earlier date as determined by the Company’s board of directors and included in a public announcement), unless the closing of an initial business combination should have occurred prior thereto. FOR AGAINST ABSTAIN (2)Proposal No. 2—The Adjournment Proposal—as an ordinary resolution, toapprove the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or convenient, to permit further solicitation and vote of proxies in the event thatthere are insufficient votes for, or otherwise in connection with, theapproval of the Extension Proposal, or if we otherwise determinethat additional time is necessary to effectuate the Extension, whichwill only be presented at the Extraordinary General Meeting if,based on the tabulated votes, there are not sufficient votes at thetime of the Extraordinary General Meeting to approve the Extension Proposal. CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2026.Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Annex B-1

Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Pyrophyte Acquisition Corp.to be held on April , 2026: To view the Proxy Statement please go to:https://www.cstproxy.com/xxxxxx/2026 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSPYROPHYTE ACQUISITION CORP. TO BE HELD ON APRIL , 2026 2026The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated , 2026 in connection with the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Pyrophyte Acquisition Corp. (the “Company”) to be held at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York, on April , 2026, and hereby appoints Sten Gustafson and Bernard Duroc-Danner, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

Annex B-2